               TABLE OF CONTENTS


Letter to Shareholders................................   1
Performance Results...................................   3
Performance Perspective...............................   4
Portfolio Management Review...........................   5
Portfolio of Investments..............................   7
Statement of Assets and Liabilities...................   8
Statement of Operations...............................   9
Statement of Changes in Net Assets....................  10
Financial Highlights..................................  11
Notes to Financial Statements.........................  14
Report of Independent Accountants.....................  18

GOVT ANR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

January 24, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than
4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in the later December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

ECONOMIC OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.

                                       1
                                                          Continued on page two

  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,

/s/ Don G. Powell                          /s/ Dennis J. McDonnell
Don G. Powell                              Dennis J. McDonnell
Chairman                                   President
Van Kampen American Capital                Van Kampen American Capital
Asset Management, Inc.                     Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995


             VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND

                                                      A SHARES B SHARES C SHARES

 TOTAL RETURNS
 One-year total return based on NAV1.................   16.77%   15.93%   15.96%
 One-year total return/2/............................   11.25%   11.93%   14.96%
 Five-year average annual total return2..............    7.38%      N/A      N/A
 Ten-year average annual total return/2/.............    7.58%      N/A      N/A
 Life-of-Fund average annual total return2...........    8.67%    5.61%    4.79%
 Commencement Date................................... 07/16/84 12/20/91 03/10/93

 DISTRIBUTION RATE AND YIELD
 Distribution Rate3..................................    6.28%    5.91%    5.92%
 SEC Yield4..........................................    5.29%    4.84%    4.85%

N/A = Not Applicable

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge (4% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge (B shares and C shares).

3Distribution Rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending as shown above.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:
  . Illustrate the general market environment in which your investments are being managed
  . Reflect the impact of favorable market trends or difficult market condi-tions
  . Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured
  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Mutual Fund U.S. Government Index over time. As a broad-based, unmanaged statistical com-posite, this index does not reflect any commissions or fees which would be in-curred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Government Securities Fund vs. Lehman Brothers Mutual Fund U.S. Government Index
    (December 1985 through December 1995)


                             [GRAPH APPEARS HERE]

                                            Lehman Bros.
                                            Mutual Fund
                    VKAC Government       U.S. Government
                    Securities Fund            Index
                    ---------------       ---------------
Dec. 1985                9,525                 10,000
Dec. 1986               10,533                 11,767
Dec. 1987               10,370                 12,025
Dec. 1988               11,090                 12,871
Dec. 1989               12,743                 14,703
Dec. 1990               13,853                 15,986
Dec. 1991               16,108                 18,437
Dec. 1992               17,165                 19,770
Dec. 1993               18,564                 21,878
Dec. 1994               17,774                 21,140
Dec. 1995               20,755                 25,015




The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGER COMMENTS

            VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND

We recently spoke with the management team of the Van Kampen American Capital Government Securities Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes John R. Reynoldson, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

 Q WHAT WERE SOME OF THE KEY EVENTS AND MARKET CONDITIONS WHICH AFFECTED THE
   FUND'S PERFORMANCE THIS PAST YEAR?


 A The bond markets began experiencing an abrupt turnaround in terms of in-vestor expectations late in 1994, which ultimately set the stage for strong performance in the fixed-income sector during 1995.

  The first quarter of 1995 was dominated by concerns that interest rates could go higher, especially after the Federal Reserve Board initiated what would turn out to be the last in a series of increases in short-term interest rates in February. Although many investors saw this as a continuation of a trend by the Fed, others were sensing a shift in the market environment. As a result, bond prices, which hit lows in November 1994, began to trend cautiously higher.
  Later in February, when the economy showed signs of slowing and the inflation rate remained low, the market began to rally. In March, as the economic data continued to indicate a slowdown in economic growth and inflation, more and more investors came to the conclusion that the Fed would not need to boost interest rates (the Fed uses the federal funds rate as a means to influence the rate of economic growth and inflation). By the end of the first quarter, yields on 10-year Treasuries were nearly 1 percent below their highs of 8 percent in November 1994.
  As these conditions persisted, investor sentiment came full circle, and expectations of slow economic growth and lower interest rates drove the markets sharply higher in the second quarter (bond prices move in the opposite direction of interest rates). The markets continued their upward trend for the remainder of the year--yields on 10-year governments fell another 1 percent to about 6 percent.
  As it turned out, the Fed lowered the fed funds rate in July and again in December, further fueling the rally. Over the course of the year, the yield on the 10-year Treasury declined from around 7.75 percent to just over 5.50 percent, while the fed funds rate fell by one-half percent to yield 5.50 percent.

 Q DID THE FUND BENEFIT FROM THESE CONDITIONS AND THE STRONG FIXED-INCOME
   MARKETS WE SAW IN 1995?


 A We were pleased with the Fund's performance for the year. Class A shares achieved a total return at net asset value of 16.77 percent/1/ over the twelve-month period ended December 31, 1995, with a distribution rate of 6.28 percent./3/ Over the course of the year, the Fund's net asset value increased to $10.55 per share (as of December 31, 1995) from $9.67 per share at the be-ginning of 1995.

  To put this performance in perspective, the total return of the Lehman Brothers Mutual Fund U.S. Government Index was 18.33 percent through the twelve months of 1995. The Index is a broad-based, unmanaged index that reflects the general performance of U.S. Government securities. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

 Q WAS IT NECESSARY TO MAKE SIGNIFICANT CHANGES IN YOUR APPROACH TO MANAGING
   THE FUND'S ASSETS DURING THE COURSE OF THE YEAR?


 A No, not significant changes. We always keep a close watch on the portfolio and the markets and make adjustments as we see fit, but our primary ap-
proach remained consistent.

  Historically, we have tended to favor a portfolio of government securities, predominantly U.S. Treasury securities and mortgage-backed securities such as GNMAs. Our goal is to add value over time by making adjustments in the allocation of the Fund's assets between Treasuries and mortgage securities, striking a balance between securities which offer income opportunities and those which have the potential for capital appreciation in a bull market and preservation in a bear market. We don't make big bets on the direction of interest rates in the hopes of large short-term gains. Our orientation is more concerned with achieving a consistently attractive total return over the long-term.

 Q  WHAT WERE SOME OF THE ADJUSTMENTS YOU MADE TO THE PORTFOLIO DURING THE
    YEAR?

 A We shifted the portfolio's asset allocation more heavily toward Treasuries as the year went on. For the first three quarters of the year, governments and mortgages were neck-and-neck in terms of total return, but Treasuries outperformed mortgage securities significantly in the fourth quarter (the Mer-rill Lynch Broad Government Index was up by 4.6 percent, the Merrill Lynch Broad Mortgage Index by 3.3 percent).

  We started the year with just 28 percent of the Fund's portfolio in Treasury securities, but had increased our holdings in that sector of the market to around 49 percent of the portfolio by December 31, 1995.

                            [LOGO/ART APPEARS HERE]
                  [Pie Chart of Portfolio Holdings by Sector
                    as of December 31, 1995 appears here.]

U.S. Agency Obligations......  50%
U.S. Treasury Notes..........  49%
Repurchase Agreement.........   1%


 Q  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKET IN THE MONTHS AHEAD?

 A The outlook for the fixed-income market in 1996 is generally positive, but we don't expect the market to match its 1995 performance. Inflation seems to be under control, the numbers suggest that low to moderate growth is ahead for the economy, and the market has been anticipating a federal budget resolu-tion and further easing by the Fed. All of these factors should have a posi-tive impact on fixed-income securities in the near-term. The fundamentals seem good, and we believe the portfolio is well positioned for what looks to be a favorable climate for fixed-income investing.


/s/ Robert C. Peck, Jr.                /s/ John R. Reynoldson
Robert C. Peck, Jr.                    John R. Reynoldson
Executive Vice President               Portfolio Manager
Fixed Income Investments

                                             Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)     Description                Coupon              Maturity   Market Value
----------------------------------------------------------------------------------
           UNITED STATES AGENCY
           OBLIGATIONS 51.7%
  $ 49,004 Federal Home Loan Mtg.
           Corp., Pools............    7.000% 02/01/23 to 09/01/24 $   49,432,994
   191,933 Federal Home Loan Mtg.
           Corp., Pools............    7.500  01/01/22 to 12/01/24    196,730,895
    94,103 Federal Home Loan Mtg.
           Corp., Pools............    8.000  07/01/24 to 10/01/24     97,455,408
    97,135 Federal National Mtg.
           Association, Pools......    7.000  12/01/99 to 05/01/25     97,893,392
    93,535 Federal National Mtg.
           Association, Pools......    7.500  01/01/23 to 01/01/25     95,815,288
   184,629 Federal National Mtg.
           Association, Pools......    8.000  12/01/22 to 07/01/25    191,206,852
       489 Federal National Mtg.
           Association, Pools......   11.500  07/01/13 to 03/01/19        549,668
     6,856 Federal National Mtg.
           Association, Pools......   12.000  03/01/13 to 01/01/16      7,764,002
  *100,000 Government National Mtg.
           Association, Forward
           settling 01/96..........    7.000              12/31/23    101,125,000
   207,554 Government National Mtg.
           Association, Pools......    7.000  01/15/23 to 11/15/25    209,889,460
   179,337 Government National Mtg.
           Association, Pools......    7.500  02/15/07 to 11/15/24    184,381,797
   188,940 Government National Mtg.
           Association, Pools......    8.000  05/15/23 to 12/15/25    196,675,568
    29,433 Government National Mtg.
           Association, Pools......    8.500  09/15/04 to 03/15/23     30,905,075
       398 Government National Mtg.
           Association, Pools......   11.000  01/15/10 to 11/15/18        445,460
     9,081 Government National Mtg.
           Association, Pools......   12.000  06/15/11 to 08/15/15     10,423,370
     3,902 Government National Mtg.
           Association, Pools......   12.500  04/15/10 to 07/15/18      4,527,493
                                                                   --------------
           TOTAL UNITED STATES
           AGENCY OBLIGATIONS
           (Cost $1,407,893,559)...                                 1,475,221,722
                                                                   --------------
           UNITED STATES TREASURY
           OBLIGATIONS 50.1%
 **130,000 Treasury Notes..........    6.500              08/15/05    138,612,500
 **200,000 Treasury Notes..........    7.750              12/31/99    217,000,000
 **100,000 Treasury Notes..........    7.875              01/15/98    105,078,000
 **160,000 Treasury Notes..........    8.000              01/15/97    164,350,400
   100,000 Treasury Notes..........    8.000              05/15/01    111,859,000
 **200,000 Treasury Notes..........    8.625              08/15/97    210,594,000
    70,000 Treasury Notes..........    8.875              02/15/96     70,295,400
 **200,000 Treasury Notes..........    8.875              02/15/99    220,406,000
   100,000 Treasury Notes..........    9.000              05/15/98    108,266,000
    85,000 Treasury Notes..........    9.375              04/15/96     85,996,200
                                                                   --------------
           TOTAL UNITED STATES
           TREASURY OBLIGATION
           (Cost $1,420,833,986)...                                 1,432,457,500
                                                                   --------------
           REPURCHASE
           AGREEMENT 0.6%
    17,905 SBC Capital Markets,
           Inc., dated 12/29/95
           (collateralized by U.S.
           Government obligations
           in a pooled cash
           account) repurchase
           proceeds $17,916,638
           (Cost $17,905,000)......    5.850              01/02/96     17,905,000
                                                                   --------------
 TOTAL INVESTMENTS (Cost $2,846,632,545) 102.4%.................    2,925,584,222
 OTHER ASSETS AND LIABILITIES, NET (2.4%).......................      (68,735,508)
                                                                   --------------
 NET ASSETS 100%................................................   $2,856,848,714
                                                                   --------------

*Non-income producing security.
**Securities with a market value of $1.1 billion were placed as collateral for forward commitments and futures contracts (see Note 1B).

                                       7
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $2,846,632,545)............. $2,925,584,222
Receivable for investments sold................................    191,321,797
Interest receivable............................................     47,927,709
Net unrealized appreciation of forward commitments.............      3,577,000
Receivable for Fund shares sold................................        661,407
Receivable for variation margin................................      1,681,245
Other assets...................................................        185,770
                                                                --------------
  Total Assets.................................................  3,170,939,150
                                                                --------------
LIABILITIES
Payable for investments purchased..............................    292,002,422
Payable for Fund shares redeemed...............................     16,813,210
Due to Distributor.............................................      1,911,175
Due to Adviser.................................................      1,232,042
Dividends payable..............................................        919,119
Due to shareholder service agent...............................        539,295
Deferred Trustees' compensation................................        216,028
Accrued expenses and other liabilities.........................        457,145
                                                                --------------
  Total Liabilities............................................    314,090,436
                                                                --------------
NET ASSETS, equivalent to $10.55 per share for Class A, $10.56 per share for Class B, and $10.54 per share for Class C
 shares........................................................ $2,856,848,714
                                                                --------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest at par: 241,180,236 Class A,
 27,035,109 Class B, and 2,546,859 Class C shares outstanding.. $    2,707,622
Capital surplus................................................  3,604,979,979
Accumulated net realized loss on securities....................   (848,923,868)
Net unrealized appreciation of securities
 Investments...................................................     78,951,677
 Forward commitments...........................................      3,577,000
 Futures contracts.............................................     14,308,682
Undistributed net investment income............................      1,247,622
                                                                --------------
NET ASSETS..................................................... $2,856,848,714
                                                                --------------

                                       8
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest.......................................................... $220,823,618
                                                                   ------------
EXPENSES
Management fees...................................................   14,930,811
Shareholder service agent's fees and expenses.....................    6,061,207
Accounting services...............................................      361,240
Service fees--Class A.............................................    6,279,943
Distribution and service fees--Class B............................    2,837,411
Distribution and service fees--Class C............................      299,342
Trustees' fees and expenses.......................................       83,558
Audit fees........................................................       45,403
Custodian fees....................................................      177,261
Legal fees........................................................       19,268
Reports to shareholders...........................................      229,011
Registration and filing fees......................................       86,797
Miscellaneous.....................................................      135,810
                                                                   ------------
 Total expenses...................................................   31,547,062
                                                                   ------------
NET INVESTMENT INCOME.............................................  189,276,556
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain (loss) on securities
 Investments......................................................   16,406,866
 Forward commitments..............................................   69,362,591
 Futures contracts................................................  (15,897,963)
Net unrealized appreciation of securities during the period
 Investments......................................................  171,212,232
 Forward commitments..............................................    2,544,131
 Futures contracts................................................   14,456,387
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................  258,084,244
                                                                   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................. $447,360,800
                                                                   ------------

                                       9
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                    Year Ended December 31
                                                -------------------------------
                                                          1995            1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period................ $2,889,434,388  $3,826,260,982
                                                --------------  --------------
OPERATIONS
 Net investment income.........................    189,276,556     225,471,837
 Net realized gain (loss) on securities........     69,871,494    (339,948,125)
 Net unrealized appreciation (depreciation) of
  securities during the period.................    188,212,750     (44,520,752)
                                                --------------  --------------
  Increase (decrease) in net assets resulting
  from operations..............................    447,360,800    (158,997,040)
                                                --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
INVESTMENT INCOME
  Class A......................................   (175,321,149)   (196,817,900)
  Class B......................................    (17,200,645)    (18,938,944)
  Class C......................................     (1,830,278)     (2,253,668)
                                                --------------  --------------
                                                  (194,352,072)   (218,010,512)
                                                --------------  --------------
NET EQUALIZATION DEBITS........................       --            (3,507,799)
                                                --------------  --------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
  Class A......................................    302,620,414     553,447,542
  Class B......................................     38,792,849      61,568,635
  Class C......................................      7,126,126      24,992,564
                                                --------------  --------------
                                                   348,539,389     640,008,741
                                                --------------  --------------
 Proceeds from shares issued for distributions
 reinvested
  Class A......................................     94,006,173     102,123,069
  Class B......................................     10,412,722      11,182,131
  Class C......................................      1,142,287       1,324,949
                                                --------------  --------------
                                                   105,561,182     114,630,149
                                                --------------  --------------
 Cost of shares redeemed
  Class A......................................   (656,610,356) (1,157,041,983)
  Class B......................................    (67,005,306)   (125,196,156)
  Class C......................................    (16,079,311)    (28,711,994)
                                                --------------  --------------
                                                  (739,694,973) (1,310,950,133)
                                                --------------  --------------
  Decrease in net assets resulting from capital
  transactions.................................   (285,594,402)   (556,311,243)
                                                --------------  --------------
  DECREASE IN NET ASSETS.......................    (32,585,674)   (936,826,594)
                                                --------------  --------------
NET ASSETS, end of period (including
 undistributed net investment income of
 $1,247,622 and $4,202,470, respectively)...... $2,856,848,714  $2,889,434,388
                                                --------------  --------------

                                       10
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                 Class A
                               ------------------------------------------------
                                          Year Ended December 31
                               ------------------------------------------------
                                   1995      1994      1993      1992      1991
--------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period......................     $9.67    $10.80    $10.75    $10.95    $10.27
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment income...........       .77       .76    .90587      1.00      1.00
 Expenses....................      (.10)     (.10)  (.10212)     (.10)     (.10)
                               --------  --------  --------  --------  --------
Net investment income........       .67       .66    .80375       .90       .90
Net realized and unrealized
 gain (loss) on securities...     .8985   (1.1145)      .05    (.2225)      .68
                               --------  --------  --------  --------  --------
Total from investment
 operations..................    1.5685    (.4545)   .85375     .6775      1.58
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS FROM NET
 INVESTMENT INCOME...........    (.6885)   (.6755)  (.80375)   (.8775)     (.90)
                               --------  --------  --------  --------  --------
Net asset value, end of
 period......................    $10.55     $9.67    $10.80    $10.75    $10.95
                               --------  --------  --------  --------  --------
TOTAL RETURN (/1/)...........    16.77%    (4.26%)    8.15%     6.56%    16.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (millions)..................  $2,544.5  $2,578.7  $3,418.8  $3,635.3  $3,871.5
Average net assets
 (millions)..................  $2,580.4  $2,919.0  $3,580.7  $3,707.6  $3,799.0
Ratios to average net assets
 Expenses....................     1.01%     1.02%      .98%      .97%      .96%
 Net investment income.......     6.62%     6.96%     7.73%     8.42%     8.65%
Portfolio turnover rate......      231%      306%      239%      239%      131%

(1) Total return does not consider the effect of sales charges.

                                       11
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                      Class B(/1/)
                                             ----------------------------------
                                                 Year Ended December 31
                                             ----------------------------------
                                               1995     1994    1993  1992(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........  $9.68   $10.80  $10.75   $10.95
                                             ------  -------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income..........................    .78      .77     .92      .94
 Expenses...................................   (.18)    (.17)   (.18)    (.18)
                                             ------  -------  ------     ------
Net investment income.......................    .60      .60     .74      .76
Net realized and unrealized gain (loss) on
 securities.................................  .8965  (1.1275)    .03    (.165)
                                             ------  -------  ------     ------
Total from investment operations............ 1.4965   (.5275)    .77     .595
                                             ------  -------  ------     ------
LESS DISTRIBUTIONS FROM NET INVESTMENT
 INCOME..................................... (.6165)  (.5925)   (.72)   (.795)
                                             ------  -------  ------     ------
Net asset value, end of period.............. $10.56    $9.68  $10.80   $10.75
                                             ------  -------  ------     ------
TOTAL RETURN (/3/) ......................... 15.93%   (4.95%)  7.31%    5.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)........ $285.5   $278.7  $368.4   $236.6
Average net assets (millions)............... $283.7   $320.7  $308.8    $92.1
Ratios to average net assets
 Expenses...................................  1.77%    1.78%   1.74%    1.74%
 Net investment income......................  5.86%    6.20%   7.21%    7.20%
Portfolio turnover rate.....................   231%     306%    239%     239%

(1) Class B shares commenced sales on December 20, 1991 at a net asset value of $10.86 per share. At December 31, 1991, there were 16,980 shares outstanding with a per share net asset value of $10.95. The increase in net asset value was due principally to unrealized appreciation; there were no dividends or distributions paid during the period.
(2)Based on average month-end shares outstanding.
(3)Total return does not consider the effect of sales charges.

                                       12
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                           Class C
                                                 -----------------------------
                                                                     March 10,
                                                   Year Ended        1993(/1/)
                                                  December 31          through
                                                 ---------------  December 31,
                                                                     1993(/2/)
                                                   1995     1994
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period............  $9.66   $10.79        $10.94
                                                 ------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income..............................    .78      .77           .85
 Expenses.......................................   (.18)    (.17)         (.16)
                                                 ------  -------        ------
Net investment income...........................    .60      .60           .69
Net realized and unrealized gain (loss) on
 securities.....................................  .8965  (1.1375)       (.3055)
                                                 ------  -------        ------
Total from investment operations................ 1.4965   (.5375)        .3845
                                                 ------  -------        ------
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME... (.6165)  (.5925)       (.5345)
                                                 ------  -------        ------
Net asset value, end of period.................. $10.54    $9.66        $10.79
                                                 ------  -------        ------
TOTAL RETURN (/3/).............................. 15.96%   (5.05%)        3.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)............  $26.8    $32.0         $39.0
Average net assets (millions)...................  $29.9    $38.6         $21.0
Ratios to average net assets (annualized)
 Expenses.......................................  1.77%    1.78%         1.72%
 Net investment income..........................  5.86%    6.24%         7.54%
Portfolio turnover rate.........................   231%     306%          239%

(1)Commencement of offering of sales.
(2)Based on average month-end shares outstanding.
(3)Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                       13
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Government Securities Fund (the "Fund", formerly American Capital Government Securities, Inc.) is registered under the
Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund seeks to provide investors with a high current return consistent with preservation of capital. The Fund invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-U.S. Agency and Government obligations and related forward commitments are valued at the last reported bid price. Listed options are valued at the last reported sale price on the exchange on which such option is traded, or, if no sales are reported, at the mean between the last reported bid and asked prices. Forward commitments for which market quotations are not readily available are valued at fair value under a method approved by the Board of Trustees.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FUTURES CONTRACTS AND FORWARD COMMITMENTS-General--Transactions in futures contracts and forward commitments are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract or forward commitment increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to nonperformance of counter-parties. There is also a risk that the market movement of such instruments may not be in the direction forecasted. Note 3-Investment Activity contains additional information.
  Futures Contracts--Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.
  Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund and all forward sales commitments, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the commitment, the Fund may either resell or repurchase the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Fund may occasionally close such forward commitments prior to delivery. Gains and losses are realized upon the ultimate closing or cash settlement of forward commitments.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforward of approximately $830.6 million for federal income tax purposes at December 31, 1995 may be utilized to offset future capital gains until expiration in 1996 through 2002, of which approximately 27% will expire in 1996.
  During the period, the Fund utilized approximately $79.6 million in capital loss carryforward to offset capital gains.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. EQUALIZATION-At December 31, 1994, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of redemptions of Fund shares, equivalent on a per-share basis to the amount of the undistributed net investment income, is charged or credited to undistributed net investment income.
  The balance of equalization included in undistributed net investment income at the date of change, which was $8,817,157, was reclassified to capital surplus. Such reclassification had no effect on net assets, results of operations, or net asset value per share of the Fund.

H. DEBT DISCOUNT OR PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate as determined by the following graduated fee schedule.

             Average Daily
             Net Assets        Annual Rate
             -----------------------------
             First $1 billion     .540%
             Next $1 billion      .515
             Next $1 billion      .490
             Next $1 billion      .440
             Next $1 billion      .390
             Next $1 billion      .340
             Next $1 billion      .290
             Over $7 billion      .240

  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. For the period, these charges included $48,080 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The accounting services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, fees for these services aggregated $4,988,910.

--------------------------------------------------------------------------------
  The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $77,457 and $127,266, respectively, as their portion of commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and service fees incurred. Class B shares and Class C shares pay an additional fee of up to
 .75% per annum of their average net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B shares and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and Class C plans aggregated approximately $16.3 million and $584,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer, and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $6,551,306,874 and $7,238,913,938, respectively.
  The identified cost of investments owned at the end of the period for federal income tax purposes was $2,850,629,811. Net unrealized appreciation was $74,954,411, gross unrealized appreciation aggregated $77,183,508, and gross unrealized depreciation aggregated $2,229,097.
  At the end of the period, the Fund held the following forward purchase commitments for which delivery is not intended and long futures contracts expiring in March, 1996:

FORWARD PURCHASE COMMITMENTS

      Par
      Amount                                                         Unrealized
      (000)     Security                              Market Value Appreciation
     --------------------------------------------------------------------------
                Federal National Mortgage
      $100,000  Association, 7.50%, settling 2/96..   $102,326,000 $   607,250
       200,000  Government National Mortgage
                Association, 7.50%, settling 1/96..    205,626,000   2,969,750
                                                      ------------ -----------
                                                      $307,952,000  $3,577,000
                                                      ------------ -----------

FUTURES CONTRACTS

                                                                     Unrealized
      Contracts Security                              Market Value Appreciation
     --------------------------------------------------------------------------
         3,400  U.S. Treasury Bond.................   $412,993,750 $11,665,635
         1,000  U.S. Treasury Notes, five year.....    110,406,250   1,158,448
         1,100  U.S. Treasury Notes, ten year......    126,053,125   1,484,599
                                                      ------------ -----------
                                                      $649,453,125 $14,308,682
                                                      ------------ -----------

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $4,360 plus a fee of $125 per day for Board and Committee meetings attended. During the period, such fees aggregated $78,346.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered by the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

--------------------------------------------------------------------------------

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred basis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.
  The Fund has an unlimited number of shares of $.01 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were:

                                                       Year Ended December 31
                                                      -------------------------
                                                             1995          1994
     ---------------------------------------------------------------------------
      Shares sold
       Class A.......................................  29,742,902    54,143,898
       Class B.......................................   3,806,648     6,087,332
       Class C.......................................     699,653     2,433,717
                                                      -----------  ------------
                                                       34,249,203    62,664,947
                                                      -----------  ------------
      Shares issued for distributions reinvested
       Class A.......................................   9,310,631    10,139,455
       Class B.......................................   1,029,563     1,108,892
       Class C.......................................     113,172       131,412
                                                      -----------  ------------
                                                       10,453,366    11,379,759
                                                      -----------  ------------
      Shares redeemed
       Class A....................................... (64,644,902) (114,111,603)
       Class B.......................................  (6,591,507)  (12,508,979)
       Class C.......................................  (1,581,505)   (2,864,864)
                                                      -----------  ------------
                                                      (72,817,914) (129,485,446)
                                                      -----------  ------------
        Decrease in shares outstanding............... (28,115,345)  (55,440,740)
                                                      -----------  ------------

NOTE 6--SUBSEQUENT DIVIDENDS
The Board of Trustees of the Fund declared dividends of $.058 per share for Class A shares and $.052 per share for Class B and Class C shares from net investment income, payable January 16, 1996 to shareholders of record on January 2, 1996.

NOTE 7--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 4, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Government Securities Fund (the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the selected financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 31, 1996

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

            VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
JEROME L. ROBINSON
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE

*Chairman of the Board

OFFICERS

DON G. POWELL
President and Chief Executive Officer

DENNIS J. MCDONNELL
Executive Vice President

RONALD A. NYBERG
Vice President and Secretary

EDWARD C. WOOD, III
Vice President and Chief Financial Officer

CURTIS W. MORELL
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN
Treasurer

TANYA M. LODEN
Controller

WILLIAM N. BROWN
PETER W. HEGEL
ROBERT C. PECK, JR.
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT INC.
2800 Post Oak Blvd.,
Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256,
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street,
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGER & FLOM
333 West Wacker Drive
Chicago, Illinois 60806

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
(C)Van Kampen American Capital Distributors, Inc., 1996
 All rights reserved.

SMdenotes a service mark of
 Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distributions to prospective investors after 3/31/96, this annual report must be accompanied by a Van Kampen American Capital Government Securities performance data update for the most recent quarter.